Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 2,376 fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $324,848,404, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans (the " Group II Mortgage Loans") consist of approximately 5,063 adjustable-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $715,161,502, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group III Mortgage Loans (the " Group III Mortgage Loans") consist of approximately 779 fixed-rate and adjustable-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $259,988,433, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Subsequent Group I Mortgage Loans (the "Subsequent Group I Mortgage Loans), Subsequent Group II Mortgage Loans (the "Subsequent Group II Mortgage Loans") and Subsequent Group III Mortgage Loans (the "Subsequent Group III Mortgage Loans") are intended to be purchased by the Trust from the Depositor from time to time on or before January 11, 2003 from funds on deposit in the Pre-Funding Accounts. The Subsequent Mortgage Loans, if available, will be purchased by the Depositor and sold by the Depositor to the Trust for deposit in the Mortgage Pool. The Pooling and Servicing Agreement will provide that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described below under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Accounts."

         Each Mortgage Loan will accrue interest at the fixed-rate (in the case of the Group I Mortgage Loans and the fixed-rate Group III Mortgage Loans) or the adjustable-rate (in the case of the Group II Mortgage Loans and the adjustable-rate Group III Mortgage Loans) calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each Group I Mortgage Loan and fixed-rate Group III Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each Group II Mortgage Loan and adjustable-rate Group III Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the Group II Mortgage Loans and the adjustable-rate Group III Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the Group II Mortgage Loans and the adjustable-rate Group III Mortgage Loans will occur after an initial period of two years after origination. On each Adjustment Date for each Group II Mortgage Loan and adjustable-rate Group III Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Group II Mortgage Loan and adjustable-rate Group III Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each Group II Mortgage Loan and adjustable-rate Group III Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each Group II Mortgage Loan and adjustable-rate Group III Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such Group II Mortgage Loan and adjustable-rate Group III Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the Group II Mortgage Loans or the adjustable-rate Group III Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 80.48% of the Group I Mortgage Loans, approximately 77.47% of the Group II Mortgage Loans and approximately 74.01% of the Group III Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage
Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in all of the loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $136,909. No Group I Mortgage Loan had a principal balance at origination greater than approximately $405,000 or less than approximately $50,000. The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $136,721. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $404,651 or less than approximately $41,498.

         The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 6.25% per annum to approximately 13.50% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 7.94% per annum.

         The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 79.14%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95% or less than approximately 8.33%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 27 years and 10 month as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to June 1, 2002 or after February 1, 2003, or will have a remaining term to stated maturity of less than 14 years and 8 months or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is January 1, 2033.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                        PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)



      RANGE OF PRINCIPAL BALANCES AT               NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                     MORTGAGE LOANS             BALANCE                 PRINCIPAL BALANCE
             ---------------                     --------------             -------                 -----------------
           0.01 -  50,000.00..............             68             $   3,400,000.00                   1.05%
      50,000.01 - 100,000.00..............            801                60,269,416.00                   18.53
     100,000.01 - 150,000.00..............            636                77,862,260.00                   23.94
     150,000.01 - 200,000.00..............            419                72,788,307.00                   22.38
     200,000.01 - 250,000.00..............            274                60,943,093.00                   18.73
     250,000.01 - 300,000.00..............            156                42,616,209.00                   13.10
     300,000.01 - 350,000.00..............             16                 5,139,900.00                    1.58
     350,000.01 - 400,000.00..............              5                 1,872,250.00                    0.58
     400,000.01 - 450,000.00..............              1                   405,000.00                    0.12
                                                    -----             ----------------                 -------
     Total................................          2,376             $ 325,296,435.00                 100.00%
                                                    =====             ================                 ======

___________________
(1) The average principal balance of the Group I Mortgage Loans as of origination was approximately $136,909.27.


               PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT OFF DATE ($)       MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------------------------       --------------       -----------------------      -----------------------
           0.01 -  50,000.00..............          71               $     3,532,729.84                 1.09%
      50,000.01 - 100,000.00..............         801                    60,324,815.14                18.57
     100,000.01 - 150,000.00..............         635                    77,762,259.91                23.94
     150,000.01 - 200,000.00..............         421                    73,195,524.01                22.53
     200,000.01 - 250,000.00..............         271                    60,309,736.11                18.57
     250,000.01 - 300,000.00..............         155                    42,313,808.08                13.03
     300,000.01 - 350,000.00..............          16                     5,133,739.92                 1.58
     350,000.01 - 400,000.00..............           5                     1,871,139.26                 0.58
     400,000.01 - 450,000.00..............           1                       404,651.30                 0.12
                                                 -----               ------------------               ------
     Total................................       2,376               $   324,848,403.57               100.00%
                                                 =====               ==================               ======

___________________

(1) The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $136,720.71.

                 MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT OFF DATE ($)       MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------------------------       --------------       -----------------------      -----------------------
      6.000 - 6.499.......................          28               $     5,922,622.21                 1.82%
      6.500 - 6.999.......................         242                    42,099,154.02                12.96
      7.000 - 7.499.......................         403                    66,757,246.39                20.55
      7.500 - 7.999.......................         632                    90,172,677.56                27.76
      8.000 - 8.499.......................         201                    26,903,477.44                 8.28
      8.500 - 8.999.......................         438                    51,411,231.35                15.83
      9.000 - 9.499.......................         122                    13,469,914.45                 4.15
      9.500 - 9.999.......................         168                    16,804,402.67                 5.17
     10.000 - 10.499......................          55                     4,550,349.80                 1.40
     10.500 - 10.999......................          37                     2,667,233.29                 0.82
     11.000 - 11.499......................          20                     1,546,420.35                 0.48
     11.500 - 11.999......................          17                     1,256,426.88                 0.39
     12.000 - 12.499......................           5                       378,242.48                 0.12
     12.500 - 12.999......................           3                       407,354.54                 0.13
     13.000 - 13.499......................           3                       379,107.56                 0.12
     13.500 - 13.999......................           2                       122,542.58                 0.04
                                                 -----               ------------------               ------
     Total................................       2,376               $   324,848,403.57               100.00%
                                                 =====               ==================               ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.9435% per annum.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    ORIGINAL LOAN-TO-VALUE RATIO (%)         MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------------------         --------------       -----------------------      -----------------------
      0.01 - 30.00........................          25               $     2,328,355.19                 0.72%
     30.01 - 35.00........................          21                     2,139,850.96                 0.66
     35.01 - 40.00........................          19                     2,052,152.43                 0.63
     40.01 - 45.00........................          21                     2,469,907.00                 0.76
     45.01 - 50.00........................          37                     4,280,989.39                 1.32
     50.01 - 55.00........................          48                     5,617,713.19                 1.73
     55.01 - 60.00........................          75                     8,981,620.44                 2.76
     60.01 - 65.00........................         115                    14,901,866.52                 4.59
     65.01 - 70.00........................         158                    20,554,572.15                 6.33
     70.01 - 75.00........................         220                    29,022,907.00                 8.93
     75.01 - 80.00........................         464                    59,568,727.00                18.34
     80.01 - 85.00........................         401                    57,584,194.06                17.73
     85.01 - 90.00........................         701                   102,680,436.06                31.61
     90.01 - 95.00........................          71                    12,665,112.18                 3.90
                                                 -----               ------------------               ------
     Total................................       2,376               $   324,848,403.57               100.00%
                                                 =====               ==================               ======

__________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 79.14%.

             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE                            MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
Single Family Residence...................      1,982               $   267,574,169.40                82.37%
Two to Four Family........................        147                    26,327,377.98                 8.10
Condo.....................................         98                    13,035,286.48                 4.01
PUD.......................................         99                    12,951,142.72                 3.99
PUD Attached..............................         16                     2,159,184.86                 0.66
Mobile Home...............................         25                     1,989,944.21                 0.61
Single Family Attached....................          9                       811,297.92                 0.25
                                                -----               ------------------               ------
     Total................................      2,376               $   324,848,403.57               100.00%
                                                =====               ==================               ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OCCUPANCY STATUS                         MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------                         --------------       -----------------------      -----------------------
Primary...................................        2,186               $   304,969,060.78                93.88%
Non-Owner Occupied........................          173                    17,332,671.26                 5.34
Second Home...............................           17                     2,546,671.53                 0.78
                                                  -----               ------------------               ------
     Total................................        2,376               $   324,848,403.57               100.00%
                                                  =====               ==================               ======

____________________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    PURPOSE                                  MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------                                  --------------       -----------------------      -----------------------
Refinance - Cashout.......................        1,480               $   194,039,474.20                59.73%
Refinance - Rate Term.....................          829                   120,546,744.44                37.11
Purchase..................................           67                    10,262,184.93                 3.16
                                                  -----               ------------------               ------
     Total................................        2,376               $   324,848,403.57               100.00%


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    LOCATION                                 MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------                                 --------------       -----------------------      -----------------------
Alabama...................................           36               $     2,730,054.63                 0.84%
Arizona...................................           48                     4,227,460.34                 1.30
Arkansas..................................            2                       167,832.73                 0.05
California................................          380                    69,305,916.13                21.33
Colorado..................................           36                     4,782,167.87                 1.47
Connecticut...............................           42                     6,140,667.81                 1.89
Delaware..................................            7                       933,090.35                 0.29
Florida...................................          186                    20,383,096.69                 6.27
Georgia...................................           33                     3,593,808.54                 1.11
Hawaii....................................           28                     6,242,575.98                 1.92
Idaho.....................................            1                       205,522.89                 0.06
Illinois..................................           73                     9,544,402.82                 2.94
Indiana...................................           44                     4,233,255.82                 1.30
Iowa......................................           26                     2,513,893.62                 0.77
Kansas....................................           15                     1,965,998.42                 0.61
Kentucky..................................            3                       189,504.20                 0.06
Louisiana.................................           38                     3,161,623.52                 0.97
Maine.....................................           29                     3,279,866.66                 1.01
Maryland..................................           36                     4,444,454.66                 1.37
Massachusetts.............................           76                    13,884,972.11                 4.27
Michigan..................................           86                     9,946,806.11                 3.06
Minnesota.................................          144                    21,047,825.14                 6.48
Mississippi...............................           10                       795,477.06                 0.24
Missouri..................................           32                     3,272,846.66                 1.01
Montana...................................            1                        51,842.95                 0.02
Nebraska..................................           10                     1,001,126.79                 0.31
Nevada....................................            7                     1,014,667.11                 0.31
New Hampshire.............................           14                     1,734,445.50                 0.53
New Jersey................................           72                    11,711,163.73                 3.61
New Mexico................................            6                       634,712.01                 0.20
New York..................................          256                    48,653,273.72                14.98
North Dakota..............................            1                        49,971.22                 0.02
Ohio......................................          106                     9,643,302.29                 2.97
Oklahoma..................................           21                     1,898,848.55                 0.58
Oregon....................................           12                     1,969,159.32                 0.61
Pennsylvania..............................           85                     9,012,052.09                 2.77
Rhode Island..............................           41                     5,849,970.04                 1.80
South Carolina............................            5                       490,677.06                 0.15
Tennessee.................................           22                     2,369,123.39                 0.73
Texas.....................................          207                    19,154,163.60                 5.90
Utah......................................            9                     1,195,446.63                 0.37
Washington................................           50                     7,000,388.19                 2.15
Wisconsin.................................           35                     3,997,573.04                 1.23
Wyoming...................................            5                       423,375.58                 0.13
                                                  -----               ------------------               ------
     Total................................        2,376               $   324,848,403.57               100.00%
                                                  =====               ==================               ======

___________________
(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately .43% in the 11590 ZIP Code.

                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    QUALIFYING FICO SCORE                    MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ---------------------                    --------------       -----------------------      -----------------------
501 - 519.................................          11               $     1,063,842.23                 0.33%
520 - 539.................................          67                     6,939,452.56                 2.14
540 - 559.................................         116                    13,720,490.75                 4.22
560 - 579.................................         141                    18,466,138.04                 5.68
580 - 599.................................         147                    20,251,640.20                 6.23
600 - 619.................................         165                    23,606,288.55                 7.27
620 - 639.................................         331                    46,253,888.98                14.24
640 - 659.................................         302                    39,863,158.32                12.27
660 - 679.................................         267                    37,338,681.52                11.49
680 - 699.................................         316                    44,776,303.36                13.78
700 - 719.................................         209                    29,397,150.48                 9.05
720 - 739.................................         147                    21,292,320.36                 6.55
740 - 759.................................          82                    11,551,070.00                 3.56
760 - 779.................................          45                     6,057,030.73                 1.86
780 - 799.................................          25                     3,710,808.62                 1.14
Above 800.................................           5                       560,138.87                 0.17
                                                 -----               ------------------               ------
     Total................................       2,376               $   324,848,403.57               100.00%
                                                 =====               ==================               ======

______________________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 654.


              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    QUALIFYING FICO SCORE                    MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ---------------------                    --------------       -----------------------      -----------------------
Full Documentation........................      1,739               $   239,725,930.56                73.80%
Stated Documentation......................        460                    60,671,089.27                18.68
Limited Documentation.....................        177                    24,451,383.74                 7.53
                                                -----               ------------------               ------
     Total................................      2,376               $   324,848,403.57               100.00%
                                                =====               ==================               ======

____________________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.




                            RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (WHOLESALE)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    INCOME DOCUMENTATION                     MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------                     --------------       -----------------------      -----------------------
I.........................................        598               $    97,513,986.09                79.07%
II........................................         74                    11,274,592.50                 9.14
III.......................................         51                     7,617,317.22                 6.18
IV........................................         32                     4,611,257.44                 3.74
V.........................................          8                       878,189.74                 0.71
VI........................................          8                     1,310,484.55                 1.06
AA........................................          1                       117,000.00                 0.09
                                                  ---               ------------------               ------
     Total................................        772               $   123,322,827.54               100.00%
                                                  ===               ==================               ======

             RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (RETAIL)

                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    RISK CATEGORY                            MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
AAA.......................................        1,297               $   170,746,434.66                84.73%
AA........................................          165                    16,458,867.45                 8.17
A.........................................           58                     6,667,639.11                 3.31
B.........................................           82                     7,522,250.84                 3.73
C.........................................            1                        59,830.77                 0.03
D.........................................            1                        70,553.20                 0.04
                                                  -----               ------------------               ------
     Total................................        1,604               $   201,525,576.03               100.00%
                                                  =====               ==================               ======



                ORIGINATION SOURCE OF THE GROUP I MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    ORIGINATION SOURCE                       MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ------------------                       --------------       -----------------------      -----------------------
Retail....................................       1,604               $   201,525,576.03                62.04%
Wholesale.................................         772                   123,322,827.54                37.96
                                                 -----               ------------------               ------
     Total................................       2,376               $   324,848,403.57               100.00%
                                                 =====               ==================               ======

GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $141,387. No Group II Mortgage Loan had a principal balance at origination greater than approximately $500,000 or less than approximately $50,000. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $141,253. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $498,891 or less than approximately $49,578.

         The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.99% per annum to approximately 14.96% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 8.66% per annum. As of the Subsequent Cut-off Date, the Group II Mortgage Loans had Gross Margins ranging from approximately 5.25% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 5.99% per annum to approximately 14.96% per annum and Maximum Mortgage Rates ranging from approximately 11.99% per annum to approximately 20.96% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the Group II Mortgage Loans was approximately 6.37%, the weighted average Minimum Mortgage Rate on the Group II Mortgage Loans was approximately 8.66% per annum and the weighted average Maximum Mortgage Rate on the Group II Mortgage Loans was approximately 14.66% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any Group II Mortgage Loan occurs in January 2005 and the weighted average next Adjustment Date for all of the Group II Mortgage Loans following the Subsequent Cut-off Date is September 2004.

         The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 79.58%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95% or less than approximately 7%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 29 years and 7 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to June 2002 or after February 2003, or will have a remaining term to stated maturity of less than 14 years and 6 months or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is January 2033.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                        PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


      RANGE OF PRINCIPAL BALANCES AT               NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                     MORTGAGE LOANS             BALANCE                 PRINCIPAL BALANCE
             ---------------                     --------------             -------                 -----------------
          0.01  -  50,000.00..............             90            $   4,500,000.00                      0.63%
      50,000.01 - 100,000.00..............          1,543              117,490,672.00                      16.41
     100,000.01 - 150,000.00..............          1,473              182,240,086.00                      25.46
     150,000.01 - 200,000.00..............            980              170,118,873.00                      23.76
     200,000.01 - 250,000.00..............            577              128,606,356.00                      17.97
     250,000.01 - 300,000.00..............            357               98,230,763.00                      13.72
     300,000.01 - 350,000.00..............             31                9,812,795.00                       1.37
     350,000.01 - 400,000.00..............              6                2,218,750.00                       0.31
     400,000.01 - 450,000.00..............              5                2,122,500.00                       0.30
     450,000.01 - 500,000.00..............              1                  500,000.00                       0.07
                                                    -----            ----------------                    -------
     Total................................          5,063            $ 715,840,795.00                    100.00%
                                                    =====            ================                    ======

___________________
(1) The average principal balance of the Group II Mortgage Loans as of origination was approximately $141,386.69.


              PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT OFF DATE ($)       MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------------------------       --------------       -----------------------      -----------------------
           0.01 -  50,000.00..............          95               $     4,743,825.62                 0.66%
      50,000.01 - 100,000.00..............       1,548                   118,136,168.37                16.52
     100,000.01 - 150,000.00..............       1,469                   181,972,523.18                25.44
     150,000.01 - 200,000.00..............         981                   170,461,459.52                23.84
     200,000.01 - 250,000.00..............         572                   127,578,584.68                17.84
     250,000.01 - 300,000.00..............         357                    98,230,996.93                13.74
     300,000.01 - 350,000.00..............          29                     9,203,093.97                 1.29
     350,000.01 - 400,000.00..............           6                     2,215,891.87                 0.31
     400,000.01 - 450,000.00..............           5                     2,120,067.29                 0.30
     450,000.01 - 500,000.00..............           1                       498,890.92                 0.07
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

___________________
(1) The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $141,252.52.

                MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------------------                --------------       -----------------------      -----------------------
      5.500 -  5.999......................          15               $     3,290,131.67                 0.46%
      6.000 -  6.499......................          52                     9,307,871.37                 1.30
      6.500 -  6.999......................         338                    58,040,550.66                 8.12
      7.000 -  7.499......................         298                    49,069,661.57                 6.86
      7.500 -  7.999......................         805                   133,862,134.11                18.72
      8.000 -  8.499......................         541                    80,659,347.43                11.28
      8.500 -  8.999......................       1,006                   141,851,425.05                19.83
      9.000 -  9.499......................         449                    59,403,910.43                 8.31
      9.500 -  9.999......................         717                    83,914,733.32                11.73
     10.000 - 10.499......................         208                    25,327,854.06                 3.54
     10.500 - 10.999......................         286                    33,622,119.24                 4.70
     11.000 - 11.499......................         106                    11,151,145.60                 1.56
     11.500 - 11.999......................         145                    14,735,692.90                 2.06
     12.000 - 12.499......................          28                     2,683,779.38                 0.38
     12.500 - 12.999......................          54                     6,720,477.10                 0.94
     13.000 - 13.499......................           7                       640,474.05                 0.09
     13.500 - 13.999......................           7                       756,517.96                 0.11
     14.500 - 14.999......................           1                       123,676.45                 0.02
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.6624% per annum.

            MAXIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    MAXIMUM MORTGAGE RATE (%)                MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------------------                --------------       -----------------------      -----------------------
     11.500 - 11.999......................          15               $     3,290,131.67                 0.46%
     12.000 - 12.499......................          52                     9,307,871.37                 1.30
     12.500 - 12.999......................         338                    58,040,550.66                 8.12
     13.000 - 13.499......................         298                    49,069,661.57                 6.86
     13.500 - 13.999......................         805                   133,862,134.11                18.72
     14.000 - 14.499......................         541                    80,659,347.43                11.28
     14.500 - 14.999......................       1,006                   141,851,425.05                19.83
     15.000 - 15.499......................         449                    59,403,910.43                 8.31
     15.500 - 15.999......................         717                    83,914,733.32                11.73
     16.000 - 16.499......................         208                    25,327,854.06                 3.54
     16.500 - 16.999......................         286                    33,622,119.24                 4.70
     17.000 - 17.499......................         106                    11,151,145.60                 1.56
     17.500 - 17.999......................         145                    14,735,692.90                 2.06
     18.000 - 18.499......................          28                     2,683,779.38                 0.38
     18.500 - 18.999......................          54                     6,720,477.10                 0.94
     19.000 - 19.499......................           7                       640,474.05                 0.09
     19.500 - 19.999......................           7                       756,517.96                 0.11
     20.500 - 20.999......................           1                       123,676.45                 0.02
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 14.6624% per annum.

            MINIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    MINIMUM MORTGAGE RATE (%)                MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------------------                --------------       -----------------------      -----------------------
     5.500 - 5.999........................          15               $     3,290,131.67                 0.46%
     6.000 - 6.499........................          52                     9,307,871.37                 1.30
     6.500 - 6.999........................         338                    58,040,550.66                 8.12
     7.000 - 7.499........................         298                    49,069,661.57                 6.86
     7.500 - 7.999........................         805                   133,862,134.11                18.72
     8.000 - 8.499........................         541                    80,659,347.43                11.28
     8.500 - 8.999........................       1,006                   141,851,425.05                19.83
     9.000 - 9.499........................         449                    59,403,910.43                 8.31
     9.500 - 9.999........................         717                    83,914,733.32                11.73
     10.000 - 10.499......................         208                    25,327,854.06                 3.54
     10.500 - 10.999......................         286                    33,622,119.24                 4.70
     11.000 - 11.499......................         106                    11,151,145.60                 1.56
     11.500 - 11.999......................         145                    14,735,692.90                 2.06
     12.000 - 12.499......................          28                     2,683,779.38                 0.38
     12.500 - 12.999......................          54                     6,720,477.10                 0.94
     13.000 - 13.499......................           7                       640,474.05                 0.09
     13.500 - 13.999......................           7                       756,517.96                 0.11
     14.500 - 14.999......................           1                       123,676.45                 0.02
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.6624% per annum.


                 GROSS MARGINS OF THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    GROSS MARGINS (%)                        MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -----------------                        --------------       -----------------------      -----------------------
     5.001 - 5.250........................            78               $    11,505,297.89                 1.61%
     5.251 - 5.500........................           564                    82,161,628.69                11.49
     5.501 - 5.750........................             4                       411,895.29                 0.06
     5.751 - 6.000........................            33                     4,382,237.14                 0.61
     6.001 - 6.250........................           502                    65,696,913.99                 9.19
     6.251 - 6.500........................         3,017                   436,320,071.96                61.01
     6.501 - 6.750........................           614                    88,777,795.05                12.41
     6.751 - 7.000........................            14                     1,804,014.92                 0.25
     7.001 - 7.250........................           237                    24,101,647.42                 3.37
                                                   -----               ------------------               ------
     Total................................         5,063               $   715,161,502.35               100.00%
                                                   =====               ==================               ======

__________________
(1) The weighted average Gross Margin of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.3669% per annum.

             NEXT ADJUSTMENT DATE FOR THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    NEXT ADJUSTMENT DATE                     MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------                     --------------       -----------------------      -----------------------
May 2004..................................           7               $       722,054.63                 0.10%
June 2004.................................          28                     4,062,924.61                 0.57
July 2004.................................          71                    10,389,633.62                 1.45
August 2004...............................         315                    43,858,923.62                 6.13
September 2004............................       1,785                   259,736,866.85                36.32
October 2004..............................       1,668                   235,208,695.22                32.89
November 2004.............................         330                    45,642,900.80                 6.38
December 2004.............................         858                   115,391,503.00                16.14
January 2005..............................           1                       148,000.00                 0.02
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

__________________
(1) The weighted average next Adjustment Date for the Group II Mortgage Loans as of the Subsequent Cut-off Date is approximately September 2004.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    ORIGINAL LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------------------         --------------       -----------------------      -----------------------
 0.01 - 30.00.............................        25               $     2,059,108.31                 0.29%
30.01 - 35.00.............................        14                     1,239,935.44                 0.17
35.01 - 40.00.............................        26                     2,168,987.64                 0.30
40.01 - 45.00.............................        42                     4,818,995.46                 0.67
45.01 - 50.00.............................        67                     8,109,809.82                 1.13
50.01 - 55.00.............................        97                    10,747,396.15                 1.50
55.01 - 60.00.............................       155                    20,277,918.93                 2.84
60.01 - 65.00.............................       252                    31,617,695.99                 4.42
65.01 - 70.00.............................       316                    41,844,197.66                 5.85
70.01 - 75.00.............................       772                   102,568,922.83                14.34
75.01 - 80.00.............................       915                   128,397,569.51                17.95
80.01 - 85.00.............................       994                   147,052,671.16                20.56
85.01 - 90.00.............................     1,212                   183,796,577.44                25.70
90.01 - 95.00.............................       176                    30,461,716.01                 4.26
                                               -----               ------------------               ------
     Total................................     5,063               $   715,161,502.35               100.00%
                                               =====               ==================               ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 79.58%.

             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE                             MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
Single Family Detached....................       4,194               $   582,967,043.19                81.52%
Two to Four Family........................         262                    47,325,486.68                 6.62
PUD.......................................         258                    37,584,532.32                 5.26
Condo.....................................         264                    36,861,931.31                 5.15
PUD Attached..............................          39                     5,576,827.66                 0.78
Single Family Attached....................          24                     2,731,019.68                 0.38
Mobile Home...............................          22                     2,114,661.51                 0.30
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OCCUPANCY STATUS                          MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------                         --------------       -----------------------      -----------------------
Primary...................................       4,775               $   682,596,144.77                95.45%
Non Owner Occupied........................         263                    29,385,133.53                 4.11
Second Home...............................          25                     3,180,224.05                 0.44
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

____________________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    PURPOSE                                   MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------                                  --------------       -----------------------      -----------------------
Refinance - Cashout.......................       3,036               $   409,631,410.19                57.28%
Refinance - Rate Term.....................       1,664                   251,046,813.73                35.1
Purchase..................................         363                    54,483,278.43                 7.62
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    LOCATION                                  MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------                                 --------------       -----------------------      -----------------------
Alabama...................................           56               $     4,787,286.36                 0.67%
Alaska....................................           13                     2,218,119.73                 0.31
Arizona...................................          165                    17,641,141.62                 2.47
Arkansas..................................            4                       279,983.19                 0.04
California................................          794                   148,077,247.09                20.71
Colorado..................................          160                    25,791,736.59                 3.61
Connecticut...............................          106                    15,116,418.57                 2.11
Delaware..................................            8                       803,960.25                 0.11
Florida...................................          327                    37,132,871.52                 5.19
Georgia...................................          104                    13,009,050.87                 1.82
Hawaii....................................           25                     5,956,610.50                 0.83
Idaho.....................................           10                       933,315.46                 0.13
Illinois..................................          311                    42,554,250.57                 5.95
Indiana...................................           84                     7,832,703.32                 1.10
Iowa......................................           61                     5,593,907.60                 0.78
Kansas....................................           27                     3,413,939.46                 0.48
Kentucky..................................           13                     1,030,348.24                 0.14
Louisiana.................................           43                     3,627,911.29                 0.51
Maine.....................................           28                     3,057,171.20                 0.43
Maryland..................................           80                    12,209,458.17                 1.71
Massachusetts.............................          289                    51,624,373.11                 7.22
Michigan..................................          285                    32,292,699.67                 4.52
Minnesota.................................          257                    36,076,829.95                 5.04
Mississippi...............................           20                     1,578,578.20                 0.22
Missouri..................................           82                     8,359,428.13                 1.17
Montana...................................            2                       172,101.48                 0.02
Nebraska..................................           15                     1,481,038.04                 0.21
Nevada....................................           48                     6,646,351.77                 0.93
New Hampshire.............................           31                     4,217,192.90                 0.59
New Jersey................................          223                    38,143,079.27                 5.33
New Mexico................................           30                     3,342,191.95                 0.47
New York..................................          295                    56,438,444.74                 7.89
North Dakota..............................            1                        50,950.93                 0.01
Ohio......................................          114                    11,971,489.99                 1.67
Oklahoma..................................           22                     2,013,746.27                 0.28
Oregon....................................           31                     4,757,880.89                 0.67
Pennsylvania..............................          167                    18,589,501.91                 2.60
Rhode Island..............................           49                     7,273,570.86                 1.02
South Carolina............................           12                     1,249,224.30                 0.17
Tennessee.................................           27                     2,392,308.09                 0.33
Texas.....................................          419                    43,025,422.20                 6.02
Utah......................................           33                     4,866,948.74                 0.68
Vermont...................................            4                       482,058.45                 0.07
Washington................................          131                    20,611,272.20                 2.88
Wisconsin.................................           43                     4,874,897.32                 0.68
Wyoming...................................           14                     1,562,489.39                 0.22
                                                  -----               ------------------               ------
     Total................................        5,063               $   715,161,502.35               100.00%
                                                  =====               ==================               ======

___________________
(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately .23% in the 60629 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    QUALIFYING FICO SCORE                     MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ---------------------                    --------------       -----------------------      -----------------------
501 - 519.................................        186               $    20,964,436.62                 2.93%
520 - 539.................................        494                    64,837,276.69                 9.07
540 - 559.................................        770                   106,574,115.67                14.90
560 - 579.................................        667                    92,210,816.82                12.89
580 - 599.................................        652                    90,629,067.60                12.67
600 - 619.................................        580                    80,332,227.15                11.23
620 - 639.................................        660                    94,901,123.75                13.27
640 - 659.................................        463                    72,772,869.93                10.18
660 - 679.................................        258                    40,345,634.46                 5.64
680 - 699.................................        146                    23,192,298.63                 3.24
700 - 719.................................         90                    13,644,570.55                 1.91
720 - 739.................................         54                     8,449,817.78                 1.18
740 - 759.................................         22                     3,322,245.45                 0.46
760 - 779.................................         12                     1,912,965.99                 0.27
780 - 799.................................          9                     1,072,035.26                 0.15
                                                -----               ------------------               ------
     Total................................      5,063               $   715,161,502.35               100.00%
                                                =====               ==================               ======

______________________
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 600.


             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    INCOME DOCUMENTATION                      MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------                     --------------       -----------------------      -----------------------
Full Documentation........................       3,652               $   514,707,798.11                71.97%
Stated Documentation......................       1,081                   150,136,315.92                20.99
Limited Documentation.....................         330                    50,317,388.32                 7.04
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======

____________________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                            RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS (WHOLESALE)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    RISK CATEGORY                             MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
I.........................................        1,119               $   174,072,713.60                62.25%
II........................................          222                    36,754,122.71                13.14
III.......................................          163                    25,143,781.70                 8.99
IV........................................          173                    25,221,063.08                 9.02
V.........................................           93                    13,648,215.76                 4.88
VI........................................           33                     4,781,066.25                 1.71%
                                                  -----               ------------------               ------
     Total................................        1,803               $   279,620,963.10               100.00%
                                                  =====               ==================               ======

                              RISK CATEGORIES FOR THE  GROUP II MORTGAGE LOANS (RETAIL)

                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    RISK CATEGORY                             MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
AAA.......................................        837               $   124,619,717.54                28.61%
AA........................................      1,047                   138,279,912.38                31.75
A.........................................        388                    52,511,472.63                12.06
B.........................................        670                    82,305,588.07                18.90
C.........................................        293                    34,991,540.29                 8.03
D.........................................         25                     2,832,308.34                 0.65
                                                -----               ------------------               ------
     Total................................      3,260               $   435,540,539.25               100.00%
                                                =====               ==================               ======



                ORIGINATION SOURCE OF THE GROUP II MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    ORIGINATION SOURCE                        MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ------------------                       --------------       -----------------------      -----------------------
Retail....................................       3,260               $   435,540,539.25                60.90%
Wholesale.................................       1,803                   279,620,963.10                39.10
                                                 -----               ------------------               ------
     Total................................       5,063               $   715,161,502.35               100.00%
                                                 =====               ==================               ======


GROUP III MORTGAGE LOAN STATISTICS

     The average principal balance of the Group III Mortgage Loans at origination was approximately $334,131. No Group III Mortgage Loan had a principal balance at origination greater than approximately $1,470,000 or less than approximately $50,000. The average principal balance of the Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately $333,746. No Group III Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $1,469,277 or less than approximately $49,913.

     The Group III Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.95% per annum to approximately 13.75% per annum, and the weighted average Mortgage Rate on the Group III Mortgage Loans was approximately 8.08% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group III Mortgage Loans had Gross Margins ranging from approximately 5.00% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 5.95% per annum to approximately 13.75% per annum and Maximum Mortgage Rates ranging from approximately 11.95% per annum to approximately 19.75% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group III Mortgage Loans was approximately 6.37%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group III Mortgage Loans was approximately 8.15% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group III Mortgage Loans was approximately 14.15% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group III Mortgage Loan occurs in December 2004 and the weighted average next Adjustment Date for all of the adjustable-rate Group III Mortgage Loans following the Subsequent Cut-off Date is September 2004.

     The weighted average loan-to-value ratio at origination of the Group III Mortgage Loans was approximately 81.55%. At origination, no Group III Mortgage Loan had a loan-to-value ratio greater than approximately 95% or less than approximately 39.79%.

     The weighted average remaining term to stated maturity of the Group III Mortgage Loans was approximately 29 years and 9 months as of the Subsequent Cut-off Date. None of the Group III Mortgage Loans had a first Due Date prior to June 1, 2002 or after January 1, 2003, or will have a remaining term to stated maturity of less than 14 years and 10 months or greater than 30 years as of the Subsequent Cut-off Date. The latest maturity date of any Group III Mortgage Loan is December 1, 2032.

     The Group III Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                       PRINCIPAL BALANCES OF THE GROUP III MORTGAGE LOANS AT ORIGINATION(1)


      RANGE OF PRINCIPAL BALANCES AT               NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                     MORTGAGE LOANS             BALANCE                 PRINCIPAL BALANCE
             ---------------                     --------------             -------                 -----------------
           0-01 -    50,000.00............              2             $       100,000.00                 0.04%
      50,000.01 -   100,000.00............             57                   4,329,020.00                 1.66
     100,000.01 -   150,000.00............             38                   4,537,051.00                 1.74
     150,000.01 -   200,000.00............             23                   3,987,670.00                 1.53
     200,000.01 -   250,000.00............             26                   5,886,695.00                 2.26
     250,000.01 -   300,000.00............             15                   4,148,950.00                 1.59
     300,000.01 -   350,000.00............            258                  84,333,660.00                32.40
     350,000.01 -   400,000.00............            171                  64,353,911.00                24.72
     400,000.01 -   450,000.00............             89                  38,050,341.00                14.62
     450,000.01 -   500,000.00............             91                  43,668,072.00                16.78
     500,000.01 -   550,000.00............              2                   1,036,500.00                 0.40
     550,000.01 -   600,000.00............              4                   2,304,400.00                 0.89
     750,000.01 and above.................              3                   3,552,000.00                 1.36
                                                      ---             ------------------               ------
     Total................................            779             $   260,288,270.00               100.00%
                                                      ===             ==================               ======

______________
(1) The average principal balance of the Group III Mortgage Loans as of origination was approximately $334,131.28.


              PRINCIPAL BALANCES OF THE GROUP III MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OF THE SUBSEQUENT CUT OFF DATE ($)       MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------------------------       --------------       -----------------------      -----------------------
           0-01 -    50,000.00............         2               $        99,913.03                 0.04%
      50,000.01 -   100,000.00............        59                     4,524,279.50                 1.74
     100,000.01 -   150,000.00............        36                     4,334,724.30                 1.67
     150,000.01 -   200,000.00............        24                     4,185,694.87                 1.61
     200,000.01 -   250,000.00............        25                     5,683,641.05                 2.19
     250,000.01 -   300,000.00............        15                     4,147,480.20                 1.60
     300,000.01 -   350,000.00............       258                    84,232,032.84                32.40
     350,000.01 -   400,000.00............       171                    64,271,445.90                24.72
     400,000.01 -   450,000.00............        89                    38,005,337.05                14.62
     450,000.01 -   500,000.00............        91                    43,615,187.79                16.78
     500,000.01 -   550,000.00............         2                     1,035,877.21                 0.40
     550,000.01 -   600,000.00............         4                     2,303,115.34                 0.89
     750,000.01 and above.................         3                     3,549,703.42                 1.37
                                                 ---               ------------------               ------
     Total................................       779               $   259,988,432.50               100.00%
                                                 ===               ==================               ======

______________
(1) The average principal balance of the Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately $333,746.38.

                MORTGAGE RATES OF THE GROUP III MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    CURRENT MORTGAGE RATE (%)                MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------------------                --------------       -----------------------      -----------------------
 5.500 -  5.999...........................           1               $       498,484.91                 0.19%
 6.000 -  6.499...........................          25                     9,131,399.80                 3.51
 6.500 -  6.999...........................          91                    33,897,866.96                13.04
 7.000 -  7.499...........................         103                    36,989,225.14                14.23
 7.500 -  7.999...........................         180                    63,589,676.36                24.46
 8.000 -  8.499...........................         100                    32,123,800.30                12.36
 8.500 -  8.999...........................         134                    43,748,721.90                16.83
 9.000 -  9.499...........................          38                    11,158,063.92                 4.29
 9.500 -  9.999...........................          44                    12,803,523.35                 4.92
10.000 - 10.499...........................          22                     4,847,155.52                 1.86
10.500 - 10.999...........................          16                     4,054,070.39                 1.56
11.000 - 11.499...........................          12                     2,999,520.77                 1.15
11.500 - 11.999...........................           5                     1,817,232.16                 0.70
12.000 - 12.499...........................           1                        54,324.01                 0.02
12.500 - 12.999...........................           3                       841,383.78                 0.32
13.000 - 13.499...........................           1                        56,933.38                 0.02
13.500 - 13.999...........................           3                     1,377,049.85                 0.53
                                                   ---               ------------------               ------
     Total................................         779               $   259,988,432.50               100.00%
                                                   ===               ==================               ======

______________
(1) The weighted average current Mortgage Rate of the Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.0835% per annum.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    MAXIMUM MORTGAGE RATE (%)                MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------------------                --------------       -----------------------      -----------------------
11.500 - 11.999...........................           1               $       498,484.91                 0.20%
12.000 - 12.499...........................          21                     7,537,482.38                 3.10
12.500 - 12.999...........................          73                    26,688,103.85                10.98
13.000 - 13.499...........................          91                    32,701,285.23                13.45
13.500 - 13.999...........................         170                    59,862,667.33                24.62
14.000 - 14.499...........................         100                    32,123,800.30                13.21
14.500 - 14.999...........................         134                    43,748,721.90                17.99
15.000 - 15.499...........................          38                    11,158,063.92                 4.59
15.500 - 15.999...........................          44                    12,803,523.35                 5.27
16.000 - 16.499...........................          22                     4,847,155.52                 1.99
16.500 - 16.999...........................          16                     4,054,070.39                 1.67
17.000 - 17.499...........................          12                     2,999,520.77                 1.23
17.500 - 17.999...........................           5                     1,817,232.16                 0.75
18.000 - 18.499...........................           1                        54,324.01                 0.02
18.500 - 18.999...........................           3                       841,383.78                 0.35
19.000 - 19.499...........................           1                        56,933.38                 0.02
19.500 - 19.999...........................           3                     1,377,049.85                 0.57
                                                   ---               ------------------               ------
     Total................................         735               $   243,169,803.03               100.00%
                                                   ===               ==================               ======

______________
(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately 14.1549% per annum.

                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    MINIMUM MORTGAGE RATE (%)                MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------------------                --------------       -----------------------      -----------------------
 5.500 -  5.999...........................          1               $       498,484.91                 0.20%
 6.000 -  6.499...........................         21                     7,537,482.38                 3.10
 6.500 -  6.999...........................         73                    26,688,103.85                10.98
 7.000 -  7.499...........................         91                    32,701,285.23                13.45
 7.500 -  7.999...........................        170                    59,862,667.33                24.62
 8.000 -  8.499...........................        100                    32,123,800.30                13.21
 8.500 -  8.999...........................        134                    43,748,721.90                17.99
 9.000 -  9.499...........................         38                    11,158,063.92                 4.59
 9.500 -  9.999...........................         44                    12,803,523.35                 5.27
10.000 - 10.499...........................         22                     4,847,155.52                 1.99
10.500 - 10.999...........................         16                     4,054,070.39                 1.67
11.000 - 11.499...........................         12                     2,999,520.77                 1.23
11.500 - 11.999...........................          5                     1,817,232.16                 0.75
12.000 - 12.499...........................          1                        54,324.01                 0.02
12.500 - 12.999...........................          3                       841,383.78                 0.35
13.000 - 13.499...........................          1                        56,933.38                 0.02
13.500 - 13.999...........................          3                     1,377,049.85                 0.57
                                                  ---               ------------------               ------
     Total................................        735               $   243,169,803.03               100.00%
                                                  ===               ==================               ======

______________
(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately 8.1549% per annum.


                         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    GROSS MARGINS (%)                        MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -----------------                        --------------       -----------------------      -----------------------
4.751 - 5.000.............................          1               $       325,000.00                 0.13%
5.001 - 5.250.............................         21                     6,880,262.47                 2.83
5.251 - 5.500.............................         56                    21,011,993.69                 8.64
5.751 - 6.000.............................          3                       922,649.90                 0.38
6.001 - 6.250.............................         49                    12,925,375.72                 5.32
6.251 - 6.500.............................        537                   180,837,549.95                74.37
6.501 - 6.750.............................         53                    16,347,557.54                 6.72
7.001 - 7.250.............................         15                     3,919,413.76                 1.61
                                                  ---               ------------------               ------
     Total................................        735               $   243,169,803.03               100.00%
                                                  ===               ==================               ======

       ______________
(1) The weighted average Gross Margin of the adjustable-rate Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.3734% per annum.

                     NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    NEXT ADJUSTMENT DATE                     MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------                     --------------       -----------------------      -----------------------
May 2004..................................          9               $     1,090,243.87                 0.45%
June 2004.................................         18                     2,861,737.23                 1.18
July 2004.................................         11                     3,474,564.67                 1.43
August 2004...............................        124                    45,505,792.27                18.71
September 2004............................        240                    87,828,397.38                36.12
October 2004..............................        109                    42,328,821.88                17.41
November 2004.............................         72                    12,880,622.73                 5.30
December 2004.............................        152                    47,199,623.00                19.41
                                                  ---               ------------------               ------
     Total................................        735               $   243,169,803.03               100.00%
                                                  ===               ==================               ======

______________
(1) The weighted average next Adjustment Date for the adjustable-rate Group III Mortgage Loans as of the Subsequent Cut-off Date is approximately September 2004.


                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    ORIGINAL LOAN-TO-VALUE RATIO (%)         MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------------------         --------------       -----------------------      -----------------------
35.01 - 40.00.............................          1               $       954,599.52                 0.37%
45.01 - 50.00.............................          5                     1,697,891.70                 0.65
50.01 - 55.00.............................          6                     2,580,758.87                 0.99
55.01 - 60.00.............................         18                     6,438,392.60                 2.48
60.01 - 65.00.............................         22                     7,091,253.02                 2.73
65.01 - 70.00.............................         50                    17,561,248.05                 6.75
70.01 - 75.00.............................         92                    27,692,642.07                10.65
75.01 - 80.00.............................        146                    47,891,165.34                18.42
80.01 - 85.00.............................        163                    52,132,713.59                20.05
85.01 - 90.00.............................        215                    74,103,808.11                28.50
90.01 - 95.00.............................         61                    21,843,959.63                 8.40
                                                  ---               ------------------               ------
     Total................................        779               $   259,988,432.50               100.00%
                                                  ===               ==================               ======

______________
(1) The weighted average original loan-to-value ratio of the Group III Mortgage Loans as of the Subsequent Cut-off Date was approximately 81.55%.


            MORTGAGED PROPERTY TYPES OF THE GROUP III MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    PROPERTY TYPE                            MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
Single Family Detached....................       677               $   224,071,081.87                86.19%
Planned Unit Development..................        48                    17,528,440.06                 6.74
Two- to Four-Family.......................        26                     8,896,202.29                 3.42
Condominium...............................        23                     7,799,833.81                 3.00
PUD Attached..............................         4                     1,621,783.89                 0.62
Single Family Attached....................         1                        71,090.58                 0.03
                                                 ---               ------------------               ------
     Total................................       779               $   259,988,432.50               100.00%
                                                 ===               ==================               ======

                      MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    OCCUPANCY STATUS                         MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ----------------                         --------------       -----------------------      -----------------------
Primary...................................       735               $   247,457,110.01                95.18%
Non Owner Occupied........................        41                    11,771,021.50                 4.53
Second Home...............................         3                       760,300.99                 0.29
                                                 ---               ------------------               ------
     Total................................       779               $   259,988,432.50               100.00%
                                                 ===               ==================               ======

______________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                     PURPOSE OF THE GROUP III MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    PURPOSE                                  MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------                                  --------------       -----------------------      -----------------------
Refinance - Cashout(1)....................       386               $   128,199,489.03                49.31%
Refinance - No Cashout(2).................       261                    86,606,672.72                33.31
Purchase..................................       132                    45,182,270.75                17.38
                                                 ---               ------------------               ------
     Total................................       779               $   259,988,432.50               100.00%
                                                 ===               ==================               ======

______________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    LOCATION                                 MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------                                 --------------       -----------------------      -----------------------
Alabama...................................            5               $       872,924.56                 0.34%
Arizona...................................           11                     3,517,721.97                 1.35
California................................          297                   110,675,073.36                42.57
Colorado..................................           17                     5,515,796.45                 2.12
Connecticut...............................           21                     8,148,902.65                 3.13
Florida...................................           26                     8,136,736.44                 3.13
Georgia...................................            7                     2,677,802.03                 1.03
Hawaii....................................            3                     1,018,106.41                 0.39
Illinois..................................           29                    11,450,642.16                 4.40
Indiana...................................            5                       585,674.01                 0.23
Iowa......................................            6                       540,252.55                 0.21
Kansas....................................            1                       339,849.58                 0.13
Louisiana.................................            3                       458,681.52                 0.18
Maine.....................................            2                       206,400.00                 0.08
Maryland..................................           14                     4,159,152.35                 1.60
Massachusetts.............................           56                    18,474,837.60                 7.11
Michigan..................................           18                     3,696,294.65                 1.42
Minnesota.................................           23                     6,763,622.07                 2.60
Mississippi...............................            1                        81,750.00                 0.03
Missouri..................................           11                     2,899,053.80                 1.12
Nebraska..................................            1                        78,750.00                 0.03
Nevada....................................            9                     2,644,712.84                 1.02
New Hampshire.............................            8                     2,570,163.92                 0.99
New Jersey................................           33                    11,464,908.07                 4.41
New Mexico................................            5                     1,489,194.73                 0.57
New York..................................           61                    21,803,611.19                 8.39
Ohio......................................            9                     1,561,030.56                 0.60
Oregon....................................            6                     1,965,461.87                 0.76
Pennsylvania..............................           13                     4,021,097.76                 1.55
Rhode Island..............................            4                     1,107,366.67                 0.43
Tennessee.................................            2                       564,665.00                 0.22
Texas.....................................           39                     9,320,936.12                 3.59
Utah......................................            5                     1,566,280.70                 0.60
Vermont...................................            1                       426,541.29                 0.16
Washington................................           23                     8,102,440.65                 3.12
Wisconsin.................................            3                       711,476.88                 0.27
Wyoming...................................            1                       370,520.09                 0.14
                                                    ---               ------------------               ------
     Total................................          779               $   259,988,432.50               100.00%
                                                    ===               ==================               ======

       ______________
(1) The greatest ZIP Code geographic concentration of the Group III Mortgage Loans was approximately .85% in the 94303 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE GROUP III MORTGAGE LOANS AT ORIGINATION(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    QUALIFYING FICO SCORE                    MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ---------------------                    --------------       -----------------------      -----------------------
501 - 519.................................         13               $     3,492,370.77                 1.34%
520 - 539.................................         46                    14,265,492.68                 5.49
540 - 559.................................         84                    26,916,876.36                10.35
560 - 579.................................         89                    29,630,023.97                11.40
580 - 599.................................         81                    27,826,967.50                10.70
600 - 619.................................        109                    37,080,871.26                14.26
620 - 639.................................        135                    44,993,997.10                17.31
640 - 659.................................         88                    29,354,949.20                11.29
660 - 679.................................         51                    17,685,398.75                 6.80
680 - 699.................................         39                    13,157,429.69                 5.06
700 - 719.................................         20                     6,628,495.16                 2.55
720 - 739.................................         16                     5,933,682.98                 2.28
740 - 759.................................          3                     1,151,721.76                 0.44
760 - 779.................................          4                     1,529,087.89                 0.59
780 - 799.................................          1                       341,067.43                 0.13
                                                  ---               ------------------               ------
     Total................................        779               $   259,988,432.50               100.00%
                                                  ===               ==================               ======

______________
(1) The weighted average qualifying FICO score at origination of the Group III Mortgage Loans that had FICO scores was approximately 614. See "--FICO Scores" herein.


             INCOME DOCUMENTATION OF THE GROUP III MORTGAGE LOANS(1)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    INCOME DOCUMENTATION                     MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    --------------------                     --------------       -----------------------      -----------------------
Full Documentation Program................       575               $   188,652,910.78                72.56%
Stated Documentation Program..............       132                    46,261,997.22                17.79
Limited Documentation Program.............        72                    25,073,524.50                 9.64
                                                 ---               ------------------               ------
     Total................................       779               $   259,988,432.50               100.00%
                                                 ===               ==================               ======

______________
(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" herein.


                           RISK CATEGORIES FOR THE GROUP III MORTGAGE LOANS (WHOLESALE)


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    RISK CATEGORY                            MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
I.........................................       374               $   127,101,394.48                76.02%
II........................................        38                    13,616,903.08                 8.14
III.......................................        47                    14,267,978.05                 8.53
IV........................................        18                     6,626,696.17                 3.96
V.........................................        12                     4,522,479.99                 2.70
VI........................................         3                     1,058,144.48                 0.63
                                                 ---               ------------------               ------
     Total................................       492               $   167,193,596.25               100.00%
                                                 ===               ==================               ======

                              RISK CATEGORIES FOR THE GROUP III MORTGAGE LOANS (RETAIL)

                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    RISK CATEGORY                            MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    -------------                            --------------       -----------------------      -----------------------
AAA.......................................        109                $   40,239,280.28                 43.36%
AA........................................         79                    25,297,504.86                 27.26
A.........................................         41                    11,782,250.35                 12.70
B.........................................         41                    11,388,924.92                 12.27
C.........................................         15                     3,470,502.62                  3.74
D.........................................          2                       616,373.22                  0.66
                                                  ---                -----------------                ------
     Total................................        287                $   92,794,836.25                100.00%
                                                  ===                =================                ======


               ORIGINATION SOURCE OF THE GROUP III MORTGAGE LOANS


                                                                AGGREGATE PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                                NUMBER OF          OUTSTANDING AS OF THE     BALANCE OUTSTANDING AS OF THE
    ORIGINATION SOURCE                       MORTGAGE LOANS       SUBSEQUENT CUT-OFF DATE      SUBSEQUENT CUT OFF DATE
    ------------------                       --------------       -----------------------      -----------------------
Retail....................................       287               $    92,794,836.25                35.69%
Wholesale.................................       492                   167,193,596.25                64.31
                                                 ---               ------------------               ------
     Total................................       779               $   259,988,432.50               100.00%
                                                 ===               ==================               ======